UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2013

FORTUNE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-32543
(Commission file number)

20-2803889
(I.R.S. Employer
Identification No.)

6402 CORPORATE DRIVE
INDIANAPOLIS, INDIANA 46278
(Address of principal executive offices)

(317) 532-1374
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2013, Fortune Industries, Inc. (the “Company”) filed with the Securities Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 to effect the voluntary delisting of its common stock from the NYSE MKT. The NYSE MKT was previously notified of the Company’s intent to delist, and a press release stating the Company’s intent to delist was issued and posted on the Company’s website at www.ffi.net. Trading of the Company’s common stock ceased prior to market open on July 1, 2013.

ITEM 9.01. Financial Statements and Exhibits

99.1 – Press release dated July 1, 2013.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: July 1, 2013	By: /s/ Tena Mayberry
Tena Mayberry
Chief Executive Officer